Oakmark Units
Federal Portfolio
A Cash Management Vehicle for
Existing and Prospective Shareholders of

PROSPECTUS
April 29, 2008

The Oakmark Funds
Two North LaSalle Street
Chicago, Illinois 60602-3790

Prospectus

Oakmark Units

April 29, 2008

■ Federal Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE PORTFOLIO IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

The Federal Portfolio (the “Portfolio”) is a portfolio of Goldman Sachs Trust (the “Trust”), an open-end, management investment company (a “mutual fund”) which includes the Goldman Sachs Institutional Liquid Assets Portfolios. This Prospectus relates to the offering of ILA Administration Units of beneficial interest of the Federal Portfolio (“Oakmark Units”) through Harris Associates L.P. (“Harris Associates”) in its capacity as a Service Organization for the Portfolio and adviser to Harris Associates Investment Trust (“Oakmark”).

Goldman Sachs Asset Management, L.P. (“GSAM®”) serves as investment adviser to the Portfolio. GSAM is referred to in this Prospectus as the “Investment Adviser.” Harris Associates or its designee will act as nominee and record holder of the Oakmark Units. You should be aware that Oakmark Units of the Portfolio may be purchased only through Harris Associates or its designee. Harris Associates is not the distributor of the Portfolio.

Goldman Sachs’ Money Market Investment Philosophy:

The Portfolio is managed to seek preservation of capital, daily liquidity and maximum current income. The Investment Adviser follows a conservative, risk-managed investment process that seeks to:

■ Manage credit risk

■ Manage interest rate risk

■ Manage liquidity

Since 1981, the Investment Adviser has actively managed the Goldman Sachs Money Market Funds to provide investors with the greatest possible preservation of principal and income potential.

Investment Process

1. Managing Credit Risk

The Investment Adviser’s process for managing risk emphasizes:

■	Intensive research—The Credit Department, a separate operating entity of Goldman, Sachs & Co. (“Goldman Sachs”), approves all money market fund eligible securities for the Portfolio. Sources for the Credit Department’s analysis include third-party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as the Investment Research, Legal and Compliance departments of Goldman Sachs.

■	Timely updates—A Credit Department-approved list of securities is continuously communicated on a “real-time” basis to the portfolio management team via computer link.

The Result: An “approved” list of high-quality credits—The Investment Adviser’s portfolio management team uses this approved list to construct a portfolio which offers the best available risk-return tradeoff within the “approved” credit universe. If a security is removed from the “approved” list, the Investment Adviser is not required to sell the security.

2. Managing Interest Rate Risk

Three main steps are followed in seeking to manage interest rate risk:

■	Establish weighted average maturity (“WAM”) target—WAM (the weighted average time until the yield of a portfolio reflects any changes in the current interest rate environment) is constantly revisited and adjusted as market conditions change. An overall strategy is developed by the portfolio management team based on insights gained from weekly meetings with both Goldman Sachs economists and economists from outside the firm.
■	Implement optimum portfolio structure—Proprietary models that seek the optimum balance of risk and return, in conjunction with the Investment Adviser’s analysis of factors such as market events, short-term interest rates and the Portfolio’s asset volatility, are used to identify the most effective portfolio structure.
■	Conduct rigorous analysis of new securities—The Investment Adviser’s five-step process includes legal, credit, historical index and liquidity analysis, as well as price stress testing to determine suitability for money market mutual funds.

3. Managing Liquidity

Factors that the Investment Adviser’s portfolio managers continuously monitor and that affect liquidity of a money market portfolio include:

■	The Portfolio’s investors and factors that influence their asset volatility;
■	Technical events that influence the trading range of federal funds and other short-term fixed-income markets; and
■	Bid-ask spreads associated with securities in the portfolio.

The benchmark for the Portfolio is the iMoneyNet Index which best corresponds to the Portfolio’s eligible investments.

GENERAL INVESTMENT MANAGEMENT APPROACH

Reference in this Prospectus to the Portfolio’s benchmark is for informational purposes only, and unless otherwise noted is not an indication of how the Portfolio is managed.

■	The Portfolio: The Portfolio’s securities are valued by the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Act”). Under Rule 2a-7, the Portfolio may invest only in U.S. dollar- denominated securities that are determined to present minimal credit risk and meet certain other criteria, including conditions relating to maturity, diversification and credit quality. These operating policies may be more restrictive than the fundamental policies set forth in the Statement of Additional Information (the “SAI”).
■	The Investors: The Portfolio is designed for investors seeking a high rate of return, a stable net asset value (“NAV”) and convenient liquidation privileges. The Portfolio is particularly suitable for banks, corporations and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers.
■	NAV: The Portfolio seeks to maintain a stable NAV of $1.00 per unit. There can be no assurance that the Portfolio will be able at all times to maintain a NAV of $1.00 per unit.
■	Maximum Remaining Maturity of Portfolio Investments: 13 months (as determined pursuant to Rule 2a-7) at the time of purchase.
■	Dollar-Weighted Average Portfolio Maturity: Not more than 90 days (as required by Rule 2a-7).
■	Investment Restrictions: The Portfolio is subject to certain investment restrictions that are described in detail under “Investment Restrictions” in the SAI. Fundamental investment restrictions and the investment objective of the Portfolio cannot be changed without approval of a majority of the outstanding units of the Portfolio. All investment objectives and policies not specifically designated as fundamental are non-fundamental and may be changed without unitholder approval.
■	Diversification: Diversification can help the Portfolio reduce the risks of investing. In accordance with current regulations of the Securities and Exchange Commission (the “SEC”), the Portfolio may not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer with the exception that the Portfolio may invest up to 25% of its total assets in the securities of a single issuer for up to three business days. These limitations do not apply to cash, certain repurchase agreements, U.S. Government Securities (as defined in Appendix A) or securities of other investment companies. In addition, securities subject to certain unconditional guarantees are subject to different diversification requirements as described in the SAI.

Portfolio Investment Objective and Strategies

INVESTMENT OBJECTIVE

Federal Portfolio:

The Federal Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. The Federal Portfolio pursues its investment objective by limiting its investments only to U.S. Government Securities the interest from which is generally exempt from state income taxation. You should consult your tax-adviser to determine whether distributions from the Portfolio derived from interest on such obligations are exempt from state income taxation in your own state.

In order to obtain a rating from a rating organization, the Federal Portfolio will be subject to additional investment restrictions.

PRINCIPAL INVESTMENT STRATEGIES

The table below and on the following page identifies some of the investment techniques that may (but are not required to) be used by the Portfolio in seeking to achieve its investment objective. Numbers in this table show allowable usage only; for actual usage, consult the Portfolio’s annual/semi-annual reports. For more information about these and other investment practices and securities, see Appendix A. The Portfolio publishes on its website (http://www.goldmansachsfunds.com) its complete portfolio holdings as of the end of each calendar quarter subject to a fifteen calendar day lag between the date of the information and the date on which the information is disclosed. If published, the information will be available on the website until the date on which the Portfolio files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. In addition, a description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the Portfolio’s SAI.

Investment Policies Matrix

Federal
Portfolio

U.S. Treasury Obligations	■[1]

U.S. Government Securities	■

Repurchase Agreements	■ (Does not intend to invest)

See page 5 for all footnotes.

PORTFOLIO INVESTMENT OBJECTIVE AND STRATEGIES

Investment Policies Matrix continued

Federal
Portfolio

Credit Quality[2]	First Tier[3]

Summary of Taxation for Distributions[4]	Taxable federal and generally exempt from state taxation.

Miscellaneous	Under extraordinary circumstances, may hold cash, U.S. Government Securities subject to state taxation or cash equivalents. Reverse repurchase agreements not permitted.

Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.

[1]	Issued or guaranteed by the U.S. Treasury.
[2]	If the Portfolio holds a security supported by a guarantee or demand feature, it may rely on the credit quality of the guarantee or demand feature in determining the credit quality of the investment.
[3]	First Tier Securities are (a) rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations (“NRSRO”), or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow the Portfolio under certain conditions to demand payment from, an entity with such ratings. U.S. Government Securities are considered First Tier Securities.
[4]	See “Taxation” for an explanation of the tax consequences summarized in the table above.

Principal Risks of the Portfolio

Loss of money is a risk of investing in the Portfolio. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Portfolio and may result in a loss of your investment. The Portfolio should not be relied upon as a complete investment program. There can be no assurance that the Portfolio will achieve its investment objective.

Federal
• Applicable	Portfolio

U.S. Government Securities	•
Stable NAV	•
Interest Rate	•
Credit/Default	•
Management	•
Market	•
Liquidity	•

Risks that apply to the Portfolio:

■	U.S. Government Securities Risk—The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many types of U.S. Government Securities may be purchased by the Portfolio, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.
■	Stable NAV Risk—The risk that the Portfolio will not be able to maintain a NAV per unit of $1.00 at all times.
■	Interest Rate Risk—The risk that during periods of rising interest rates, the Portfolio’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Portfolio’s yield will tend to be higher.

PRINCIPAL RISKS OF THE PORTFOLIO

■	Credit/Default Risk—The risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations.
■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
■	Market Risk—The risk that the value of the securities in which the Portfolio invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions. Price changes may be temporary or last for extended periods. The Portfolio’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Portfolio’s exposure to risk of loss from adverse developments affecting those sectors.
■	Liquidity Risk—The risk that the Portfolio may make investments that may become less liquid in response to market developments or adverse investor perception.

More information about the Portfolio’s portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Portfolio Performance

HOW THE PORTFOLIO HAS PERFORMED

The bar chart and table on the following page provide an indication of the risks of investing in the Portfolio by showing: (a) changes in the performance of the Portfolio’s Oakmark Units from year to year for up to the last ten years (with respect to the bar chart); and (b) the average annual total returns of the Portfolio’s Oakmark Units. Investors should be aware that the fluctuation of interest rates is one primary factor in performance volatility. The bar chart (including “Best Quarter” and “Worst Quarter” information) and table assume reinvestment of dividends and distributions. The Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, the Portfolio’s performance would have been reduced. You may obtain the Portfolio’s current yield by calling 1-800-OAKMARK (1-800-625-6275).

PORTFOLIO PERFORMANCE

Federal Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 1.52% Worst Quarter* Q1 ’04 0.12%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2007	1 Year	5 Years	10 Years	Since Inception

ILA Administration Units (Inception 9/20/90)**	4.69%	2.65%	3.38%	3.93%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	ILA Administration Units of the Federal Portfolio became available for purchase through Harris Associates in its capacity as a Service Organization for the Federal Portfolio on January 1, 2007.

Portfolio Fees and Expenses (Oakmark Units)

This table describes the fees and expenses that you would pay if you buy and hold Oakmark Units of the Portfolio.

Federal
Portfolio

Unitholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets):[1]
Management Fees	0.35%
Other Expenses	0.22%
Administration Fees[2]	0.15%
All Other Expenses[3]	0.07%

Total Portfolio Operating Expenses[4]	0.57%

[1]	The Portfolio’s annual operating expenses reflect the expenses that are expected to be incurred for the fiscal year ending December 31, 2008.
[2]	Service Organizations may charge other fees directly to their customers who are the beneficial owners of Oakmark Units in connection with their customers’ accounts. Such fees may affect the return such customers realize with respect to their investments.
[3]	“All Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of the Portfolio’s Oakmark Units plus all other ordinary expenses not detailed above.
[4]	The Investment Adviser has voluntarily agreed to reduce or limit “Total Portfolio Operating Expenses” of the Federal Portfolio such that “Total Portfolio Operating Expenses” (excluding administration fees, taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) will not exceed 0.434% of the Portfolio’s average daily net assets.

PORTFOLIO FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in the Federal Portfolio (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Oakmark Units of the Portfolio for the time periods indicated and then redeem all of your Oakmark Units at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Portfolio	1 Year	3 Years	5 Years	10 Years

Federal	$58	$183	$318	$714

Service Organizations that invest in the Portfolio on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your Service Organization for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain Service Organizations that invest in the Portfolio on behalf of their customers may receive other compensation in connection with the sale and distribution of shares or for services to their customers’ accounts and/or the Portfolio. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Payments to Intermediaries” in the SAI.

In addition to Oakmark Units, the Portfolio also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Oakmark Units.

Service Providers

INVESTMENT ADVISER

Goldman Sachs Asset Management, L.P. (“GSAM”) 32 Old Slip, New York, New York 10005, has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman Sachs. As of December 31, 2007, GSAM, including its investment advisory affiliates, had assets under management of $763 billion.

The Investment Adviser makes the investment decisions for the Portfolio and places purchase and sale orders for the Portfolio’s transactions in U.S. and foreign markets. As permitted by applicable law and exemptive relief obtained by the Investment Adviser, Goldman Sachs and the Portfolio, these orders may be directed to any broker-dealers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser provides day-to-day advice regarding the Portfolio’s transactions.

The Investment Adviser also performs the following additional services for the Portfolio:

■	Supervises all non-advisory operations of the Portfolio
■	Provides personnel to perform necessary executive, administrative and clerical services to the Portfolio
■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
■	Maintains the records of the Portfolio
■	Provides office space and all necessary office equipment and services

Pursuant to SEC orders, the Federal Portfolio may enter into principal transactions in certain money market instruments, including repurchase agreements, with Goldman Sachs.

SERVICE PROVIDERS

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of the Portfolio’s average daily net assets):

		Actual Rate
		For the Fiscal
		Year Ended
		December 31,
Portfolio	Contractual Rate	2007

Federal	0.35%	0.35%

The Investment Adviser may voluntarily waive a portion of its management fee from time to time and may discontinue or modify any such voluntary limitations in the future at its discretion.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Portfolio in 2007 is available in the Portfolio’s semi-annual report dated June 30, 2007.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of the Portfolio’s units. Goldman Sachs, 71 S. Wacker Drive, Chicago, Illinois 60606, also serves as the Portfolio’s transfer agent (the “Transfer Agent”) and, as such, performs various unitholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold units of the Portfolio. Goldman Sachs reserves the right to redeem at any time some or all of the units acquired for its own account.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Portfolio or limit the Portfolio’s investment activities. Goldman Sachs is a full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the Portfolio directly and indirectly invests. Thus, it is likely that the Portfolio will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Portfolio and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Portfolio. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Portfolio. The results of the Portfolio’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs and it is possible that the Portfolio could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Portfolio may enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, the Portfolio may take a long position in a security at the same time that Goldman Sachs or other accounts managed by the Investment Adviser take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may adversely impact the Portfolio. Transactions by one or more Goldman Sachs-advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Portfolio. The Portfolio’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and affect transactions in, securities of issuers held by the Portfolio, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Portfolio or who engage in transactions with or for the Portfolio. For more information about conflicts of interest, see the SAI.

Dividends

All or substantially all of the Portfolio’s net investment income will be declared as a dividend daily. Dividends will normally, but not always, be declared as of 4:00 p.m. New York time as a dividend and distributed monthly. You may choose to have dividends paid in:

■	Cash
■	Additional Oakmark Units of the same Portfolio

You may indicate your election on your New Account Registration Form. Any changes may be submitted in writing to Harris Associates at any time. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the Portfolio.

Dividends will be reinvested as of the last calendar day of each month. Cash distributions normally will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in accordance with federal income tax requirements and may be reflected in the Portfolio’s daily distributions.

The Portfolio may distribute at least annually other realized capital gains, if any, after reduction by available capital losses. In order to avoid excessive fluctuations in the amount of monthly capital gains distributions, a portion of any net capital gains realized on the disposition of securities during the months of November and December may be distributed during the subsequent calendar year. The realized gains and losses are not expected to be of an amount which would affect the Portfolio’s NAV of $1.00 per unit.

Unitholder Guide

The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Portfolio’s Oakmark Units.

ELIGIBILITY TO BUY UNITS

Oakmark Units are generally available for purchase only by residents of the U.S., Puerto Rico, Guam, and the U.S. Virgin Islands.

Types of Accounts
You may set up your account in any of the following ways:

Individual or Joint Ownership. Individual accounts are owned by one person. Joint accounts can have two or more owners, and provide for rights of survivorship.

Gift or Transfer to a Minor (UGMA, UTMA). These gift or transfer accounts let you give money to a minor for any purpose. The gift is irrevocable and the minor gains control of the account once he/she reaches the age of majority. Your application should include the minor’s social security number.

Trust for Established Employee Benefit or Profit-Sharing Plan. The trust or plan must be established before you can open an account and you must include the date of establishment of the trust or plan on your application.

Business or Organization. You may invest money on behalf of a corporation, association, partnership or similar institution. You should include a certified resolution with your application that indicates which officers are authorized to act on behalf of the entity.

Retirement. A qualified retirement account enables you to defer taxes on investment income and capital gains. Your contributions may be tax-deductible. For detailed information on the tax advantages and consequences of investing in individual retirement accounts (IRAs) and retirement plan accounts, please consult your tax advisor. The types of IRAs available to you are: Traditional IRA, Roth IRA, Rollover IRA, SIMPLE IRA, and Coverdell Education Savings Account (formerly called an Education IRA). For detailed information on these accounts, see the Oakmark IRA Booklet and Coverdell Education Savings Booklet.

Oakmark Units may be used as an investment in other kinds of retirement plans, including, but not limited to, Keogh plans maintained by self-employed individuals or owner-employees, traditional pension plans, corporate profit-sharing and money

UNITHOLDER GUIDE

purchase pension plans, section 403(b)(7) custodial tax-deferred annuity plans, other plans maintained by tax-exempt organizations, cash balance plans and any and all other types of retirement plans. All of these accounts need to be established by the plan’s trustee and the plan’s trustee should contact Harris Associates or its designee regarding the establishment of an investment relationship.

Investment Minimums

Type of Account	Initial Investment	Subsequent Investment

Regular investing account	$1,000	$100

Traditional or Roth IRA	1,000	100

SIMPLE IRA	Determined on a case by case basis	Determined on a case by case basis

Coverdell Education Savings Account	500	100

Automatic Investment Plan	500	100

Unit Price
The Portfolio calculates NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Units of the Class

■	NAV per unit is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. Units may also be priced periodically throughout the day by the accounting agent. Portfolio units will be priced on any day the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for local holidays. Oakmark Units may be priced on days when the New York Stock Exchange is closed if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day.
■	On any business day when SIFMA recommends that the bond markets close early, the Portfolio reserves the right to close at or prior to SIFMA recommended closing time. If the Portfolio does so, it will cease granting same business day credit for purchase and redemption orders received after the Portfolio’s closing time and credit will be given to the next business day.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Although most money market securities settle on the same day as they are traded, investment transactions not settling on the same day are recorded and factored into the Portfolio’s NAV on the business day following trade date (T+1), consistent with industry practice. The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and units are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange and/or the bond markets is stopped at a time other than their regularly scheduled closing times. In the event the New York Stock Exchange and/or the bond markets do not open for business, the Trust may, but is not required to, open the Portfolio for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether the Portfolio is open for business during this situation, please call 1-800-621-2550.

To help the Portfolio maintain its $1.00 constant unit price, portfolio securities are valued at amortized cost in accordance with SEC regulations. Amortized cost will normally approximate market value. There can be no assurance that the Portfolio will be able at all times to maintain a NAV of $1.00 per unit.

In addition, if an event that affects the value of a security occurs after the publication of market quotations used by the Portfolio to price its securities but before the close of trading on the New York Stock Exchange, the Trust in its discretion and consistent with applicable regulatory guidance may determine whether to make an adjustment in light of the nature and significance of the event.

PURCHASE / REDEMPTION PRICE AND EFFECTIVE DATE

A purchase by check, wire transfer or electronic transfer is made at the NAV next determined after receipt and acceptance by Harris Associates or its designee of your check or wire transfer or your electronic transfer investment instruction. An order is not accepted until Harris Associates or its designee has received an application or appropriate instruction along with the intended investment, if applicable, and any other required documentation.

A redemption by check, wire transfer or electronic transfer is made at the NAV next determined after receipt and acceptance by Harris Associates or its designee of your instructions. A redemption is not accepted until Harris Associates or its designee has received appropriate instruction and any other required documentation. The redemption proceeds may be reduced by any applicable charges after Harris Associates or its designee receives your order in proper form.

UNITHOLDER GUIDE

Dividends
If a wire purchase order is received on a business day by 3:00 p.m. New York time and payment in federal funds is received by the Portfolio by the close of the Federal Reserve wire transfer system (normally, 6:00 p.m. New York time), then dividends will begin to accrue on the same business day that the wire purchase order is received.

If a wire purchase order is received on a business day after 3:00 p.m. New York time, you will not earn dividends on the day the purchase order is received. Also, in the event an order is placed by the deadline specified above but an anticipated wire payment is not received by the Portfolio by the close of the Federal wire transfer system that same day, your purchase will be cancelled and you will be liable for any resulting losses or fees incurred by the Portfolio, Harris Associates or its designee, Goldman Sachs, or the Portfolio’s custodian. For purchase orders accompanied by check, dividends will normally begin to accrue within two business days of receipt.

PURCHASING

General Purchasing Policies
Purchases by check are effective as soon as a check is converted to federal funds. A purchase by check is deemed to be effective prior to the Portfolio’s cut-off time noted above on the date such purchase proceeds convert to federal funds. It is expected that checks will ordinarily be converted to federal funds within two business days after receipt.

Harris Associates or its designee reserves the right, under limited circumstances, to cancel any purchase or exchange order it receives.

Once Harris Associates or its designee accepts your purchase order, you may not cancel or revoke it; however, you may redeem the shares or Oakmark Units. Harris Associates or its designee may withhold redemption proceeds until it is reasonably satisfied it has received your payment. This confirmation process may take up to 10 days.

If your order to purchase Oakmark Units of the Portfolio is cancelled because your check does not clear, you will be responsible for any resulting loss incurred by Harris Associates or its designee.

The Board of Trustees of the Trust has not adopted policies and procedures with respect to frequent purchases and redemptions of Portfolio units in light of the nature and high quality of the Portfolio’s investments. The Portfolio reserves the right, however, to refuse a purchase or exchange order if management of the Trust believes that the transaction may not be in the best interests of the Portfolio. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. In addition, restrictions on frequent transactions may apply with respect to The Oakmark Funds.

The Portfolio may allow certain Service Organizations to purchase shares with securities instead of cash if consistent with the Portfolio’s investment policies and operations and if approved by the Portfolio’s Investment Adviser.

How to Buy Oakmark Units
By Check Opening an Account: Complete and sign the New Account Registration Form, enclose a check made payable to The Oakmark Funds and mail the Form and your check to The Oakmark Funds, P.O. Box 219558, Kansas City, MO 64121-9558. Your initial investment must be at least $1,000. PLEASE NOTE: Harris Associates or its designee does not accept cash, drafts, starter checks, checks made payable to a party other than The Oakmark Funds, checks drawn on banks outside of the U.S. or purchase orders specifying a particular purchase date or price per share. Harris Associates or its designee will withhold redemption proceeds for up to 10 days after purchase of shares or Oakmark Units by check.

Adding to an Account: Mail your check made payable to The Oakmark Funds with either the additional investment form attached to your confirmation statement or a note with the amount of the purchase, your account number, and the name in which your account is registered. Your subsequent investments must be at least $100.

By Wire Transfer Opening an Account: Generally, you may not open an account by wire transfer.

Adding to an Account: Instruct your bank to transfer funds to State Street Bank and Trust Co., ABA#011000028, DDA#9904-632-8. Specify the Fund name, your account number and the registered account name(s) in the instructions. Your subsequent investments must be at least $100.

By Electronic Transfer Opening an Account: Visit oakmark.com, choose “Open an Account” in the drop-down menu under the “Investing with Us” tab and then follow the instructions. The maximum initial investment via oakmark.com is $100,000. Harris Associates or its designee will withhold redemption proceeds for up to 10 days after purchase of shares or Oakmark Units by electronic transfer.

Adding to an Account: If you established the electronic transfer privilege on your New Account Registration Form, call Oakmark’s Voice Recognition System, OAKLINK, at 1-800-OAKMARK and choose menu option 1, and follow the instructions, or call an investor service representative at 1-800-OAKMARK. Your

UNITHOLDER GUIDE

subsequent investments must be at least $100. If you did not establish the electronic transfer privilege on your New Account Registration Form, you may add the privilege by obtaining a Shareholder Services Form by visiting The Oakmark Funds’ website at oakmark.com or by calling an investor service representative at 1-800-OAKMARK.

Confirm with your bank or credit union that it is a member of the Automated Clearing House (ACH) system.

By Automatic Investment Opening an Account: Choose the Automatic Investment Plan on your New Account Registration Form. Your initial investment must be at least $500 and be made by check payable to The Oakmark Funds. In addition to your investment check, send a check marked “Void” or a deposit slip from your bank account along with your New Account Registration Form.

Adding to an Account: If you chose the Automatic Investment Plan when you opened your account, subsequent purchases of shares or Oakmark Units will be made automatically, either monthly or quarterly, by electronic transfer from your bank account in the dollar amount you specified. Your subsequent investments must be at least $100. If you did not establish the electronic transfer privilege on your New Account Registration Form, you may add the privilege by obtaining a Shareholder Services Form by visiting The Oakmark Funds’ website at oakmark.com or by calling an investor service representative at 1-800-OAKMARK.

By Exchange Opening an Account: Call an investor service representative at 1-800-OAKMARK. The new account into which you are making the exchange will have exactly the same registration as the account from which you are exchanging shares or Oakmark Units. Your initial investment into your new account must be at least $1,000. Obtain a current prospectus for The Oakmark Funds by visiting The Oakmark Funds’ website at oakmark.com or calling an investor service representative at 1-800-OAKMARK.

Adding to an Account: Call Oakmark’s Voice Recognition System, OAKLINK, at 1-800-OAKMARK and choose menu option 1, and follow the instructions, or call an investor service representative at 1-800-OAKMARK. Send a letter of instruction, indicating your name, the name of the Fund, and the Fund account number from which you wish to redeem shares or Oakmark Units, and the name of the Fund and the Fund account number into which you wish to buy shares or Oakmark Units to: The Oakmark Funds, P.O. Box 219558, Kansas City, MO 64121-9558. Your subsequent investments must be at least $100.

Harris Associates or its designee may refuse at any time any exchange request it considers detrimental to an Oakmark Fund.

An exchange transaction is a redemption of Oakmark Fund shares or Oakmark Units and a simultaneous purchase of different Oakmark Fund shares in that, for federal income tax purposes, may result in a capital gain or loss. An exchange from The Oakmark Funds may result in a 2% redemption fee on shares of an Oakmark Fund, other than The Oakmark Equity and Income Fund, held for 90 days or less. Please see The Oakmark Funds’ Prospectus for more information.

By Internet Opening an Account: Visit The Oakmark Funds’ website at oakmark.com, choose “Open an Account” in the drop-down menu under the “Investing with Us” tab and then follow the instructions. Your initial investment into your new account must be at least $1,000.

Adding to an Account: Visit The Oakmark Funds’ website at oakmark.com, log in to your account and then follow the instructions. Your subsequent investments must be at least $100.

REDEEMING

General Redemption Policies
Harris Associates or its designee cannot accept a redemption request that specifies a particular redemption date or price.

Once Harris Associates or its designee accepts your redemption order, you may not cancel or revoke it.

Harris Associates or its designee generally will mail redemption proceeds within seven days after receipt of your redemption request. If you recently made a purchase, Harris Associates or its designee may withhold redemption proceeds until it is reasonably satisfied it has received your payment. This confirmation process may take up to 10 days.

Harris Associates or its designee reserves the right at any time without prior notice to suspend, limit, modify or terminate any privilege, including the telephone exchange privilege, or its use in any manner by any person or class.

Harris Associates or its designee generally intends to pay all redemptions in cash.

The Trust, Harris Associates or its designee reserve the right to:

■	Subject to applicable law, redeem your shares in certain circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

UNITHOLDER GUIDE

How to sell Oakmark Units
By Mail Your redemption request must identify the Portfolio and give your account number, specify the number of shares or Oakmark Units or dollar amount to be redeemed, and be signed in ink by all account owners exactly as their names appear on the account registration. Mail to: The Oakmark Funds, P.O. Box 219558, Kansas City, MO 64121-9558. Overnight mail to: The Oakmark Funds, 330 West 9th Street, Kansas City, MO 64105-1514 (Phone: 617-483-3250).

By Check Holders of Oakmark Units of the Portfolio may elect to have checks issued to them in order to redeem Oakmark Units from their accounts in the Portfolio. When Harris Associates or its designee receives a completed New Account Registration Form and Check Writing Signature Form, Harris Associates or its designee will forward to the requesting customer a supply of checks. Checks drawn on this account may be payable to the order of any person in any amount of $500 or more, but cannot be certified. The payee of the check may cash or deposit it like any other check drawn on a bank. When such a check is presented to Harris Associates or its designee for payment, a sufficient number of full and fractional Oakmark Units will be redeemed to cover the amount of the check. Cancelled checks will be returned to the recordholder of Oakmark Units by Harris Associates or its designee.

The check redemption privilege enables a unitholder to receive the dividends declared on the Oakmark Units to be redeemed until the date the check is processed. Because of this feature, the check redemption privilege may not be used for complete liquidation of a unitholder’s account. If the amount of a check is greater than the value of the Oakmark Units held in the unitholder’s account, the check will be returned unpaid, and the unitholder may be subject to extra charges.

Harris Associates reserves the right to impose conditions on, limit the availability of or terminate the check redemption privilege at any time with respect to a particular unitholder or all unitholders in general. The Trust and Harris Associates reserve the right at any time to suspend the procedure permitting redemptions by check and intend to do so in the event that federal legislation or regulations impose reserve requirements or other restrictions deemed by the Trustees to be adverse to the interests of other Oakmark unitholders of the Portfolio.

By Telephone You may redeem Oakmark Units from your account by calling Oakmark’s Voice Recognition System, OAKLINK, at 1-800-OAKMARK and choosing menu option 1, saying Redeem and then following the instructions, or by calling an investor service representative at 1-800-OAKMARK Monday through Friday between the hours of 8:00 a.m. and 6:00 p.m. Eastern time. Proceeds of an IRA redemption over the phone may only be sent to the address, not to a bank account. You may not redeem a Roth IRA, Simplified Employee Pension Plan (SEP) or Coverdell Education Savings Account by phone.

A check for the proceeds will be sent to your address of record, generally within seven days of receiving your proper request, or within 10 days of your purchase if you purchased the Oakmark Units by check. You may select the overnight delivery option for your check for a fee. Overnight delivery is not available to a P.O. Box.

A redemption request received by telephone after the close of regular session trading on the NYSE (usually 4:00 p.m. Eastern time) is deemed received on the next business day.

You may not redeem by telephone Oakmark Units held in an account for which you have changed the address within the preceding 30 days.

By Electronic Transfer Call Oakmark’s Voice Recognition System, OAKLINK, at 1-800-OAKMARK and choose menu option 1 and follow the instructions, or call an investor service representative at 1-800-OAKMARK.

Payment of the proceeds will be made by electronic transfer only to a checking account previously designated by you at a bank that is a member of the ACH system.

Payment of the proceeds will normally be sent on the next business day after receipt of your request or within 10 days of your purchase if you purchased Oakmark Units by electronic transfer.

A redemption request received by telephone after the close of regular session trading on the NYSE (usually 4:00 p.m. Eastern time) is deemed received on the next business day.

If the proceeds of your redemption are sent by electronic transfer, your bank will be notified of the transfer on the day the proceeds are sent, but your bank account may not receive “good funds” for at least one week thereafter.

By Exchange You may redeem some or all of your Oakmark Units and use the proceeds to buy shares of another Oakmark Fund or Oakmark Units either in writing or by calling the Funds’ Voice Recognition System, OAKLINK, at 1-800-OAKMARK and choosing menu option 1 and following the instructions, or by calling an investor service representative at 1-800-OAKMARK.

You may obtain a current prospectus for The Oakmark Funds by visiting The Oakmark Funds’ website at oakmark.com or by calling an investor service representative at 1-800-OAKMARK.

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An exchange request received by telephone after the close of regular session trading on the NYSE (usually 4:00 p.m. Eastern time) is deemed received on the next business day.

Harris Associates or its designee may refuse at any time any exchange request it considers detrimental to an Oakmark Fund.

An exchange transaction is a redemption of Oakmark Fund shares or Oakmark Units and a simultaneous purchase of different Oakmark Fund shares in that, for federal income tax purposes, may result in a capital gain or loss. An exchange from The Oakmark Funds may result in a 2% redemption fee on shares of an Oakmark Fund, other than The Oakmark Equity and Income Fund, held for 90 days or less. Please see The Oakmark Funds’ Prospectus for more information.

By Wire Transfer To redeem Oakmark Units from your account by wire transfer, call an investor service representative at 1-800-OAKMARK.

The proceeds will be paid by wire transfer to your bank account. The cost of the wire transfer (currently $5) will be deducted from your account, or from the redemption proceeds if you redeem your entire account.

Some transactions require a signature guarantee.

Payment of the proceeds will normally be wired on the next business day after receipt of your request. A redemption request received by telephone after the close of regular session trading on the NYSE (usually 4:00 p.m. Eastern time) is deemed received on the next business day.

A wire transfer will normally result in your bank receiving “good funds” on the business day following the date of redemption of your shares.

By Automatic Redemption You may automatically redeem a fixed dollar amount of Oakmark Units each month or quarter and have the proceeds sent by check to you or deposited by electronic transfer into your bank account by so electing on the Shareholder Services Form.

By Internet Visit The Oakmark Funds’ web site at oakmark.com, log in to your account and then follow the instructions.

Signature Guarantee
A Stamp 2000 Medallion Signature Guarantee must be included in your request to redeem your Oakmark Units, and your request must be in writing, if:

■	your account registration has been changed within the last 30 days;

■	the redemption check is to be mailed to an address different from the one on your account;

■	the redemption check is to be made payable to someone other than the registered account owner; or

■	you are instructing to transmit the proceeds to a bank account that you have not previously designated as the recipient of such proceeds.

The signature guarantee must be a Stamp 2000 Medallion Signature Guarantee. You may be able to obtain such a signature guarantee from a bank, securities broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. You cannot obtain a signature guarantee from a notary public.

Small Account Fee Policy
Harris Associates or its designee reserves the right to assess an annual fee of $25 on any account that, due to redemptions, falls below the minimum amount required to establish the account, as described above. The fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. The fee does not apply to an account with an active investment builder or to a retirement account.

Small Account Redemption
Harris Associates or its designee reserves the right to redeem shares in any account, including any account held in the name of an Intermediary, and send the proceeds to the registered owner of the account if the account value has been reduced below $1,000 as a result of redemptions. Harris Associates or its designee will make a reasonable effort to notify the registered owner if the account falls below the minimum in order to give the owner 30 days to increase the account value to $1,000 or more.

UNITHOLDER SERVICES

Reporting to Unitholders
You will receive a confirmation statement from Harris Associates or its designee reflecting each of your purchases and redemptions of Oakmark Units, as well as periodic statements detailing distributions made by the Portfolio. In addition, Harris Associates or its designee will send you semiannual reports, and annual reports containing audited financial statements. Harris Associates or its designee will also provide you annually with tax information.

Customer Identification Program
Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account.

UNITHOLDER GUIDE

In order to open an account, Harris Associates or its designee will ask you to provide certain identifying information on the account application, including your full name, address, date of birth and social security number or taxpayer identification number. If you fail to provide the appropriate information, we may reject your application and all monies received to establish your account will be returned to you. As a result, it is very important that the application be filled out completely in order to establish an account.

After your account is established, Harris Associates or its designee is required to take steps to verify your identity. These actions may include checking your identifying information against various databases. If Harris Associates or its designee is unable to verify your identity from the information you provide, you may be restricted from making future purchases for or transfers of shares or Oakmark Units from your account; or, your account may be closed and the redemption proceeds will be paid to you.

IRA Plans
Harris Associates Investment Trust has a master IRA plan that allows you to invest on a tax-sheltered basis in the Oakmark Units. The plan also permits you to “roll over” or transfer to your Traditional IRA a lump sum distribution from a qualified pension or profit-sharing plan, thereby postponing federal income tax on the distribution. If your employer has a Simplified Employee Pension Plan (SEP), you may establish a Traditional IRA with the Federal Portfolio to which your employer may contribute, subject to special rules designed to avoid discrimination. Information on IRAs may be obtained by visiting The Oakmark Funds’ website at oakmark.com or calling an investor service representative at 1-800-OAKMARK.

Voice Recognition System (“OAKLINK”)
To obtain information about your account, such as account balance, last transaction and distribution information, to purchase, redeem or exchange shares of a Fund or Oakmark Units, or to order duplicate statements, call the Funds’ Voice Recognition System, OAKLINK, at 1-800-OAKMARK (choose menu option 1). Please note: you must have a personal identification number (a “PIN”) to access account information through OAKLINK. To establish a PIN, call 1-800-OAKMARK and choose menu options 1, **, 1, then 6 and you will be prompted for your social security number and account number information for PIN establishment for system access. If you have problems, please contact an Investor Service Representative at 1-800-OAKMARK Monday through Friday between the hours of 8:00 a.m. and 6:00 p.m. Eastern time.

Website
To obtain prospectuses, account applications, shareholder reports, account servicing forms, and to establish systematic investing privileges visit The Oakmark Funds’

website at oakmark.com. To perform transactions, change your address, order duplicate statements or obtain information about your account, such as your account balance, your last transaction and account history, log into your account and follow the instructions.

Telephone and Internet Transactions
You may perform many transactions including exchanges, purchases and redemptions — by telephone and over the Internet. To prevent unauthorized transactions in your account, Harris Associates or its designee will take precautions designed to confirm that instructions communicated through the telephone or Internet are genuine. For example, Harris Associates or its designee may record a telephone call, request a PIN or password, request more information and send written confirmations of telephone and Internet transactions. Harris Associates or its designee request that shareholders review these written confirmations and notify Harris Associates or its designee immediately if there is a problem. The Trust, the Distributor, Harris Associates or its designee will not be responsible for any loss, liability, cost or expense resulting from an unauthorized transaction initiated by telephone or the Internet if it follows reasonable procedures designed to verify the identity of the caller or Internet user.

Account Address Change
You may change the address of record for your account by sending written instructions to The Oakmark Funds, P.O. Box 219558, Kansas City, MO 64121-9558 or by telephoning an investor service representative at 1-800-OAKMARK. You may change your address by visiting The Oakmark Funds’ website at oakmark.com and logging in to your account and following the instructions. You may also change your address by noting the change on the investment slip included as part of your quarterly account statement. Please be sure to sign the slip as authorization. P.O. Box addresses will only be accepted with accompanying street address information. If you change your address of record without a signature guarantee, unless you request that the redemption proceeds be sent to your bank account of record, Harris Associates or its designee will not honor the redemption request for the following 30 days. During that period, Harris Associates or its designee will require written redemption requests with signature guarantees.

Account Registration Change
You may change the name on your account registration only by sending your written instructions with a Stamp 2000 Medallion Signature Guarantee, as described above, to The Oakmark Funds, P.O. Box 219558, Kansas City, MO 64121-9558. Please note that a new account application or other documentation may be required depending on the type of account registration.

UNITHOLDER GUIDE

Account Transcripts
You may order a transcript of activity in your account(s) by calling an investor service representative at 1-800-OAKMARK. Harris Associates or its designee may assess a processing charge for a transcript order.

Service Organizations
Service Organizations, including Harris Associates or its designee, may provide the following services in connection with their customers’ investments in ILA Administration Units:

■	Personal and account maintenance services

■	Facilities to answer inquiries and respond to correspondence
■	Acts as liaison between the Service Organization’s customers and the Trust
■	Assists customers in completing application forms, selecting dividend and other options, and similar services

■	Shareholder administration services

■	Acts, directly or through an agent, as the sole shareholder of record
■	Maintains account records for customers
■	Processes orders to purchase, redeem and exchange shares or Oakmark Units for customers
■	Processes payments for customers

In addition, some (but not all) Services Organizations are authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other financial intermediaries to accept such orders, if approved by the Trust. In these cases:

■	The Portfolio will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or financial intermediary on a business day, and the order will be priced at the Portfolio’s NAV per share next determined after such acceptance.
■	Service Organizations and financial intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

Pursuant to an administration plan adopted by the Trust’s Board of Trustees, Service Organizations are entitled to receive payment for their services from the Trust of up to 0.15% (on an annualized basis) of the average daily net assets of the ILA Administration Units of the Portfolio, that are attributable to or held in the name of the Service Organization for its customers. In addition, GSAM, at its own expense, may pay a Service Organization up to 0.10% of the average daily net assets of the ILA Administration Units of the Portfolio, which are attributable to or held in the name of the Service Organization for its customers. Such compensation does not represent an additional expense to the Portfolio or its unitholders, since it will be paid from the assets of GSAM.

The Investment Adviser, Distributor and/or their affiliates may make additional payments to Service Organizations, including Harris Associates, and other financial intermediaries (“Intermediaries”) to promote the sale, distribution and/or servicing of shares of the Portfolio and other Goldman Sachs Funds. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Portfolio. The payments are in addition to service and shareholder administration fees described in this Prospectus. Such payments are intended to compensate Intermediaries for, among other things: marketing shares of the Portfolio and other Goldman Sachs Funds, which may consist of payments relating to the Portfolio’s inclusion on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Portfolio and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The payments by the Investment Adviser, Distributor and/or their affiliates, which are in addition to the fees paid for these services by the Portfolio, may also compensate Intermediaries for sub-accounting, sub-transfer agency, administrative and/or shareholder processing services. These payments may exceed amounts earned on these assets by the Investment Adviser, Distributor and/or their affiliates for the performance of these or similar services. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. In addition, certain Intermediaries may have access to certain services from the Investment Adviser, Distributor and/or their affiliates, including research reports and economic analysis, and portfolio analysis tools. In certain cases, the Intermediary may not pay for these services. Please refer to the “Payments to Intermediaries” section of the SAI for more information about these payments.

The payments made by the Investment Adviser, Distributor and/or their affiliates and the services received by an Intermediary may differ for different Intermediaries. The presence of these payments, receipt of these services and the basis on which an Intermediary compensates its registered representatives or

UNITHOLDER GUIDE

salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend the Portfolio or other Goldman Sachs Funds based, at least in part, on the level of compensation paid. You should contact your Service Organization or other Intermediary for more information about the payments it receives and any potential conflicts of interest.

In addition to Oakmark Units, the Portfolio also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Oakmark Units.

Taxation

As with any investment, you should consider how your investment in the Portfolio will be taxed. The tax information below is provided as general information. More tax information is available in the SAI. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Portfolio. Except as otherwise noted, the tax information provided assumes that you are a U.S. citizen or resident.

Unless your investment is through an IRA or other tax-advantaged account, you should consider the possible tax consequences of Portfolio distributions.

Taxes on Distributions: The Portfolio contemplates declaring as dividends each year all or substantially all of its net investment income. Portfolio distributions of investment income are generally taxable as ordinary income for federal tax purposes, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Portfolio units or receive them in cash. Distributions of short-term capital gains are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Portfolio shares.

It is anticipated that substantially all of the distributions by the Portfolio will be taxable as ordinary income. You should note that these distributions will not qualify for the reduced tax rate currently applicable to certain qualified dividends because the Portfolio’s investment income will consist generally of interest income rather than corporate dividends.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in December but paid in January will be taxable as if they were paid in December. The Portfolio will inform unitholders of the character and tax status of all distributions promptly after the close of each calendar year.

To the extent that Portfolio distributions are attributable to interest on certain federal obligations or interest on obligations of your state of residence or its municipalities or authorities, they will in most cases be exempt from state and local income taxes.

Other Information: When you open your account, you should provide your social security or tax identification number on your New Account Form Registration. By law, the Portfolio must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Portfolio to do so.

Non-U.S. investors are generally subject to U.S. withholding tax and may be subject to U.S. estate tax. However, withholding is generally not required on properly designated distributions to non-U.S. investors of long-term capital gains.

Appendix A Additional Information on Portfolio Risks, Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Portfolio, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental policies and investment restrictions that cannot be changed without unitholder approval. You should note, however, that all investment policies not specifically designated as fundamental are non-fundamental and may be changed without unitholder approval. If there is a change in the Portfolio’s investment objective, you should consider whether the Portfolio remains an appropriate investment in light of your then current financial position and needs. The Portfolio may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Portfolio’s investment objective and policies.

U.S. Treasury Obligations and U.S. Government Securities. U.S. Treasury Obligations include securities issued or guaranteed by the U.S. Treasury (“U.S. Treasury Obligations”). Payment of principal and interest on these obligations is backed by the full faith and credit of the U.S. government. U.S. Treasury Obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”). U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

U.S. Government Securities are obligations issued or guaranteed by U.S. government agencies, authorities, instrumentalities or sponsored enterprises (“U.S. Government Securities”). Unlike U.S. Treasury Obligations, U.S. Government Securities can be supported by either (i) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association (“Ginnie Mae”)); (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer.

U.S. Government Securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government Securities also include zero coupon bonds.

The Portfolio invest in U.S. Treasury Obligations and certain U.S. Government Securities the interest from which is generally exempt from state income taxation. Securities generally eligible for this exemption include those issued by the U.S. Treasury and certain agencies, authorities or instrumentalities of the U.S. government, including the Federal Home Loan Banks, Federal Farm Credit Banks and Tennessee Valley Authority.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Repurchase Agreements. The Portfolio may enter into repurchase agreements with securities dealers and banks; however, the Portfolio does not intend to invest in repurchase agreements. Repurchase agreements are similar to collateralized loans, but are structured as a purchase of securities by the Portfolio, subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. The difference between the original purchase price and the repurchase price is normally based on prevailing short-term interest rates. Under a repurchase agreement, the seller is required to furnish collateral at least equal in value or market price to the amount of the seller’s repurchase obligation.

If the seller under a repurchase agreement defaults, the Portfolio could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Portfolio are less than the repurchase price and the Portfolio’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy or insolvency proceedings concerning the seller, the Portfolio could suffer additional losses if the collateral held by the Portfolio is subject to a court “stay” that prevents the Portfolio from promptly selling the collateral. If this occurs, the Portfolio will bear the risk that the value of the collateral will decline below the repurchase price. Furthermore, the Portfolio could experience a loss if a court determines that the Portfolio’s interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to the Portfolio’s unitholders. In addition, the Portfolio, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates,

APPENDIX A

may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Floating and Variable Rate Obligations. The Portfolio may purchase floating and variable rate obligations, including tender option bonds. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. Subject to the conditions for using amortized cost valuation under the Act, the Portfolio may consider the maturity of a variable or floating rate obligation to be shorter than its ultimate stated maturity if the obligation is a U.S. Treasury Obligation or U.S. Government Security, if the obligation has a remaining maturity of 397 calendar days or less, or if the obligation has a demand feature that permits the Portfolio to receive payment at any time or at specified intervals not exceeding 397 calendar days. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend and letters of credit, which will ordinarily be irrevocable, both of which may be issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States. The Portfolio may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

When-Issued Securities and Forward Commitments. The Portfolio may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Portfolio at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Portfolio will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Portfolio may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, the Portfolio must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations.

Illiquid Securities. The Portfolio may invest up to 10% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Domestic securities that are not readily marketable
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

Investing in restricted securities may decrease the liquidity of the Portfolio’s portfolio. Securities purchased by the Portfolio that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perception.

Borrowings. The Portfolio may borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. The Portfolio may not make additional investments if borrowings exceed 5% of its net assets. For more information, see the SAI.

Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, the Portfolio may continue to hold the security if the Investment Adviser believes it is in the best interest of the Portfolio and its unitholders.

Risks of Large Shareholder Redemptions. Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Portfolio’s. Redemptions by these funds, accounts or individuals of their holdings in the Portfolio may impact the Portfolio’s liquidity. These redemptions may also force the Portfolio to sell securities, which may negatively impact the Portfolio’s brokerage and tax costs.

Appendix B Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the past five years. Certain information reflects financial results for a single Portfolio unit. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio’s financial statements, is included in the Portfolio’s annual report (available upon request from Harris Associates).

FEDERAL PORTFOLIO

	ILA Administration Units

	Years Ended December 31,

	2007	2006	2005	2004	2003

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income[a]	0.046	0.044	0.026	0.008	0.006
Distributions to unit/shareholders	(0.046)	(0.044)	(0.026)	(0.008)	(0.006)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return[b]	4.69%	4.49%	2.67%	0.82%	0.64%
Net assets, end of year (in 000s)	$2,005,664	$1,755,687	$1,481,451	$1,412,667	$1,029,112
Ratio of net expenses to average net assets	0.56%	0.56%	0.56%	0.56%	0.56%
Ratio of net investment income to average net assets	4.60%	4.41%	2.64%	0.84%	0.62%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	0.57%	0.56%	0.56%	0.56%	0.56%
Ratio of net investment income to average net assets	4.59%	4.41%	2.64%	0.84%	0.62%

Footnotes:

a	Calculated based on the average units outstanding methodology.
b	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a unitholder would pay on portfolio distributions.

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Index

1 General Investment Management Approach

4 Portfolio Investment Objective and Strategies

6 Principal Risks of the Portfolio

8 Portfolio Performance

10 Portfolio Fees and Expenses

12 Service Providers

15 Dividends

16 Unitholder Guide
16	Eligibility to Buy Units
18	Purchase/Redemption Price and Effective Date
19	Purchasing
22	Redeeming
26	Unitholder Services

32 Taxation

33 Appendix A Additional Information on Portfolio Risks, Securities and Techniques

37 Appendix B Financial Highlights

Federal Portfolio Prospectus (Oakmark Units)

FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Portfolio’s investments is available in the Portfolio’s annual and semi-annual reports to unitholders. In the Portfolio’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during the last fiscal year. On December 13, 2007, the Board of Trustees of the Trust approved a change of the Funds’ fiscal year end from December 31 to August 31 for the fiscal year 2008.

Statement of Additional Information
Additional information about the Portfolio and its policies is also available in the Portfolio’s SAI. The SAI is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Portfolio’s annual and semi-annual reports, and the SAI, are available free upon request by calling The Oakmark Funds at 1-800-OAKMARK (1-800-625-6275).

To obtain other information and for shareholder inquiries:

■ By telephone:	Call 1-800-OAKMARK (1-800-625-6275)
■ By mail:	The Oakmark Funds P.O. Box 219558 Kansas City, MO 64121-9558
■ By e-mail:	contactoakmark@oakmark.com
■ On the Internet:	Oakmark – http://www.oakmark.com. SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Portfolio documents (including the SAI) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Portfolio documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Portfolio’s investment company registration number is 811-05349.

GSAM is a registered service mark of Goldman, Sachs & Co.

ADDRESS OF HARRIS ASSOCIATES L.P.

Two North LaSalle Street Chicago, Illinois 60602-3790

OAKMARK SHAREHOLDER SERVICE

The Oakmark Funds P.O. Box 219558 Kansas City, MO 64121-9558 1-800-OAKMARK (1-800-625-6275)

OAKFEDPROS08